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                                                                  EXHIBIT 10.19


                         ELEVENTH AMENDMENT TO RESTATED
                      BUSINESS LOAN AGREEMENT AND CONSENT

         THIS ELEVENTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND CONSENT (the "Amendment") is entered into as of January 26, 2001, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "Subsidiary/Debtors" (herein so called) named on the signature pages of this Amendment, and BANK OF AMERICA, N.A., formerly Bank of America NT & SA, successor in interest by merger with Bank of America, N.A., formerly NationsBank, N.A. ("BANK").

         Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998 (as amended, extended, renewed, or restated, the "LOAN AGREEMENT"), providing Borrower with a revolving line of credit. Borrower has requested Bank to amend certain provisions of the Loan Agreement as provided in PARAGRAPH 2 below and the other Loan Documents as provided herein, and provide its consent to an acquisition as provided in PARAGRAPH 3 below, and Bank has, upon and subject to the terms of this Amendment, agreed. Accordingly, for adequate and sufficient consideration, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

         2. AMENDMENTS. The Loan Documents are amended as follows:

                  (A) SECTION 2.2 of the Loan Agreement is amended to delete therefrom the date "February 2, 2001" and substitute in lieu thereof the date "March 15, 2001".

                  (B) SECTION 3 of the Tenth Amendment to Restated Business Loan Agreement and Waiver dated as of March 31, 2000, among the Borrower, the Subsidiaries/Debtors named therein, and the Bank is hereby amended to delete therefrom the date "February 2, 2001" and substitute in lieu thereof the date "March 15, 2001".

         3. CONSENT. Subject to the terms and conditions hereof, Bank hereby consents to the acquisition by Fresh America Florida, Inc. of certain assets of Southern Foods and Produce, Inc. upon the terms and conditions previously described to the Bank, subject to the documentation being executed in connection with such acquisition being in form and substance reasonably satisfactory to the Bank. Provided further that this consent does not constitute a consent to any other action by the Borrower and its Subsidiaries nor a consent to any other or further acquisitions or any other or further Investments by the Borrower and its Subsidiaries.

         4. CONDITIONS PRECEDENT. This Amendment will not become effective until all corporate actions of Borrower and each of the Subsidiary/Debtors taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank, and each of the following conditions precedent shall have been satisfied, all of which must occur on or before February 2, 2001:


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                  (a)      Bank has received counterparts of this Amendment duly
                           executed and duly delivered by Bank, Borrower, and each other party named on the signature page below.

                  (b) All fees and expenses, including reasonable legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Bank, including without limitation the fees and expenses of legal counsel and financial advisors to the Bank, shall have been paid to the extent that same have been billed.

                  (c) The Bank shall have received a certificate of the Borrower certifying as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in the Loan Agreement, the other Loan Documents and this Amendment, that there exists no Default or Potential Default after giving effect to this Amendment, and that the execution, delivery and performance of this Amendment will not cause a Default or Potential Default.

                  (d) The Bank shall have received such other documents, instruments and certificates, in form and substance reasonably satisfactory to the Bank, as the Bank shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Borrower and each Subsidiary/Debtor which is a party to the documents contemplated by this Amendment.

         5. RELEASE. In consideration of the Bank's agreements herein and certain other good and valuable consideration, Borrower hereby expressly acknowledges and agrees that as of the date hereof it has no setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against the Bank or any grounds or cause for reduction, modification or subordination of the obligations or owed to the Bank or any liens or security interests of the Bank. To the extent Borrower may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, Borrower hereby waives, and hereby releases the Bank from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

         6. CONTINUED EFFECT. Except to the extent provided herein, all terms, provisions, and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed, and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the guaranties, liens, and security interests granted therein, shall continue to assure and secure Borrower's obligations and indebtedness to Bank, direct or


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indirect, arising pursuant to the Revolving Note and the Loan Agreement, whether or not such other Loan Documents shall be expressly affected by this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement affected by this Amendment.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts. Telecopies of signatures shall be binding and effective as originals.

         8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

         9. NO ORAL AGREEMENTS. THIS WRITTEN DOCUMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         11. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK - SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK OF AMERICA, N.A. (formerly              FRESH AMERICA CORP., as Borrower
Bank of America NT & SA, successor in
interest by merger with Bank of America, N.A., formerly NationsBank, N.A.), as Bank

By
  ----------------------------------------
  William E. Livingstone, IV                 By
  Managing Director                            ---------------------------------
                                               John H. Gray, Executive
                                               Vice President

                             CONSENT AND AGREEMENT

To induce Bank to enter into this Amendment the undersigned jointly and severally (a) consent and agree to this Amendment's execution and delivery and the terms hereof, including without limitation the amendments to the Security Agreement and the Guaranty, (b) ratify and confirm that all guaranties, assurances, liens, and subordinations granted, conveyed, or assigned to Bank under the Loan Documents (as they may have been renewed, extended, and amended)
(i) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (ii) continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future obligations under the Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank and its successors and permitted assigns.

FRESH AMERICA ARIZONA, INC.,
FRESH AMERICA FLORIDA, INC.,
FRANCISCO ACQUISITION CORP.,
ALLIED-PERRICONE, INC., F/K/A SAM PERRICONE CITRUS CO., each as a
Subsidiary/Debtor

By
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John H. Gray, Vice President of each of the above companies


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